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                                                                    Exhibit 23.2



                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of CIENA Corporation of our report dated November 24, 1999 appearing in CIENA Corporation's Annual Report on Form 10-K for the year ended October 31, 1999.





PricewaterhouseCoopers LLP
McLean, Virginia
February 17, 2000